UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2015

MONAR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54166	45-3116317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Ave

3rd Floor

Irvine, CA 92612

 (Address of principal executive offices) (zip code)

949.682.4310

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This  Form 8-K and other reports filed by Registrant from time to time with the Securities  and Exchange Commission (collectively the “Filings”) contain or may contain forward  looking statements and information that are based upon beliefs of, and information  currently available to, Registrant's management as well as estimates and assumptions  made  by  Registrant's management.  When used in the filings  the  words “anticipate”, “believe”,  “estimate”,  “expect”,  “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate  to Registrant  or  Registrant's  management  identify  forward  looking statements.   Such  statements  reflect  the  current  view  of Registrant with respect  to future events and are subject to risks, uncertainties,  assumptions and other  factors  relating  to Registrant's industry, Registrant's operations and  results  of  operations  and  any  businesses  that  may  be  acquired  by Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant  believes  that  the  expectations reflected in the forward looking statements are reasonable, Registrant  cannot guarantee future results, levels  of  activity,  performance  or achievements. Except  as  required  by applicable law, including the securities  laws of the United States, Registrant does  not intend to update any of the forward-looking  statements  to  conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” the “Company,” the “Corporation,” the “Registrant,” the “Issuer,” or “Monar” refer to Monar International, Inc., a Nevada corporation.

Item 8.01  Other Events

No meeting of the shareholders of the Registrant having been held in the previous fiscal year of the Registrant - or since then - Robert G. Clarke, the holder of 75.31% of the issued shares of the Registrant has, pursuant to the provisions of Clause 1.02 of the Bylaws of the Registrant, called a Special Meeting of the Shareholders to be held at 11:45 a.m. Vancouver local time at #1710-1177 West Hastings Street, Vancouver, British Columbia, Canada on Wednesday, September 2, 2015. In the Notice of the Meeting Mr. Clarke has proposed the election of a new Board of Directors of the Registrant. The Record Date for the meeting was August 11, 2015.

Shareholders who are unable to attend the meeting in person may cast their votes by submitting a written form of Proxy by not later than 4:00 p.m. Vancouver local time on Tuesday, September 1, 2015. A copy of the Notice of Meeting and Proxy can be obtained by request to Jonsson@securitieslaw.bc.ca.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAR INTERNATIONAL, INC.

/s/ Robert G. Clarke

By: Robert G. Clarke

Majority Shareholder

Date: August 14, 2015

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